UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[X] Preliminary Information Statement
[   ] Definitive Information Statement
[   ] Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

PETRO RIVER OIL CORP.
(Name of Registrant as Specified In Its Charter)

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55 5th Avenue, Suite 1702
New York, NY 10003
Tel. (347) 491-4011
Fax (212) 504-0863

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF
A MAJORITY OF THE OUTSTANDING COMMON STOCK OF PETRO RIVER OIL CORP.

May __, 2016

Dear Petro River Oil Stockholder:

The enclosed Information Statement is being distributed to the holders of record of common stock, par value $0.00001 per share (“Common Stock”), of Petro River Oil Corp., a Delaware corporation (the “Company” or “we”), as of the close of business on May 4, 2016 (the “Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders of action taken by written consent by the holders of a majority of our outstanding Common Stock. The enclosed Information Statement shall be considered the notice required under the Delaware General Corporation Law.

The following action was authorized by written consent of a majority of our outstanding Common Stock (the “Written Consent”):

•
Approval of an amendment to the Company’s Articles of Incorporation (the “Charter Amendment”) to increase the total number of shares of Common Stock authorized thereunder from 100.0 million shares to 150.0 million; and

•
Approval of an amendment to the Company’s Amended and Restated 2012 Equity Compensation Plan (the “Plan”) to increase the number of shares of Common Stock available for issuance under the Plan by 2.4 million shares, for an aggregate total of 3.0 million shares authorized thereunder (the “Plan Amendment”).

The Written Consent constitutes the only stockholder approval required under the Delaware General Corporation Law, our Articles of Incorporation and Bylaws to approve the Charter Amendment and Plan Amendment (together, the “Amendments”).  Our Board of Directors is not soliciting your consent or your proxy in connection with these actions, and no consents or proxies are being requested from stockholders. The Amendments, as approved by the Written Consent, will not become effective until 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN, PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent: The Information Statement is available at: http://www.proxyconnect.com/petroriver. We will furnish a copy of this Information Statement, without charge, to any stockholder upon written request to the following address: 55 5th Avenue, New York, NY 10003, Attention: Chief Executive Officer.

By order of the Board of Directors,

[ADD IMAGE OF SIGNATURE]

Scot Cohen
Executive Chairman and Chief Executive Officer

55 5th Avenue, Suite 1702
New York, NY 10003
Tel. (347) 491-4011
Fax (212) 504-0863

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND
YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INTRODUCTION

This Information Statement advises stockholders of the approval by the Company’s Board of Directors, and by written consent of the holders a majority of the Company’s common stock, par value $0.00001 per share (“Common Stock”), of (i) an amendment to the Company’s Articles of Incorporation (the “Charter Amendment”) to increase the total number of shares of the Company’s authorized Common Stock for issuance thereunder from 100.0 million shares to 150.0 million, and (ii) an amendment to the Company’s Amended and Restated 2012 Equity Compensation Plan (the “Plan”) to increase the number of shares of Common Stock available for issuance under the Plan by 2.4 million shares, for an aggregate total of 3.0 million shares authorized thereunder (the “Plan Amendment”).  A copy of the Charter Amendment and Plan Amendment (together, the “Amendments”) is attached to this Information Statement as Appendix A and Appendix B, respectively.

The Plan Amendment became effective upon approval of the Plan Amendment by the Company’s stockholders, and the Charter Amendment will become effective upon the filing of the Charter Amendment with the Secretary of State of Delaware, which filing will occur no less than 20 days after the date this Information Statement to first mailed to or otherwise delivered to our stockholders.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the Delaware General Corporation Law and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding voting stock, having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, consent to such action in writing. Accordingly, approval of the Amendments required the affirmative vote or written consent of a majority of the issued and outstanding shares of our Common Stock. On the Record Date, the Company had 15,827,998 shares of Common Stock issued and outstanding, with the holders thereof being entitled to cast one vote per share.

Our Board of Directors unanimously adopted resolutions approving the Amendments on May 3, 2016, subject to stockholder approval, and on May 4, 2016, we received written consents approving the Amendments from holders of our Common Stock holding shares equal to approximately 63.16% of our outstanding Common Stock.  Accordingly, we have obtained all corporate approval required for the Amendments. We are not seeking written consent of the Amendments from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the Amendments. This Information Statement is furnished solely for the purposes of advising stockholders of the action approved by written consent and giving stockholders notice of the Amendments and forthcoming increase of our authorized Common Stock, as required by the Delaware General Corporation Law and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As the Amendments were approved by written consent of the holders a majority of the Company’s Common Stock, there will be no stockholders’ meeting, and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so, and will not be available to respond to appropriate questions from our stockholders.

We will, following the expiration of the 20-day period mandated by Rule 14c of the Exchange Act and the provisions of the Delaware General Corporation Law, file the Charter Amendment with the Delaware Secretary of State. The Charter Amendment will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.  The Plan Amendment became effective upon approval of the Plan Amendment by the Company’s stockholders.

DESCRIPTION OF THE COMPANY’S COMMON STOCK

The Company’s authorized capital stock currently consists of 100.0 million shares of Common Stock, and 5.0 million shares of preferred stock, of which 15,827,998 shares of Common Stock and no shares of preferred stock were issued and outstanding, respectively, as of the Record Date.  Holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the Company’s stockholders. Holders of Common Stock are entitled to receive, ratably, any dividends that may be declared by our Board of Directors out of legally available funds, subject to any preferential dividend rights of any outstanding shares of preferred stock. Upon the Company’s liquidation, dissolution or winding up of the Company, holders of our Common Stock are entitled to receive, ratably, the Company’s net assets available after the payment of all debts and other liabilities, and subject to the prior rights of any outstanding preferred stock. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are fully paid and nonassessable. The rights, preferences and privileges of holders of Common Stock are also subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock which the Company may designate and issue in the future without further stockholder approval.

DESCRIPTION OF CORPORATE ACTIONS

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

Purpose of and Rationale for the Amendment

We are currently authorized to issue a total of 100.0 million shares of Common Stock. Of this amount, 15,827,998 shares of Common Stock were issued and outstanding as of May 4, 2016. In addition to shares of Common Stock issued and outstanding, we are required to reserve sufficient shares of Common Stock for issuance upon conversion or exercise of our outstanding convertible securities.   As of the Record Date, the Company was obligated to reserve 600,000 shares of Common Stock upon exercise of stock options issued under our existing Plan.  Therefore, as of the Record Date, a total of 16,427,998 shares of our Common Stock were either issued and outstanding, or reserved for issuance as described above.  Moreover, the anti-dilution provisions applicable to outstanding stock options provide that the amount of Common Stock issuable upon the existing exercise of such stock options will be increased under certain circumstances.

Our Board of Directors believes that the number of shares of our Common Stock available for issuance should be increased in order to provide the Company with the flexibility to issue shares in connection with future financings, strategic acquisitions, debt restructurings or resolutions, equity compensation and incentives to employees and officers, forward stock splits and other corporate purposes that may occur in the future without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of Common Stock arises. Such a delay might deny us the flexibility that the Board of Directors views as important in facilitating the effective use of our securities. As a result, our Board of Directors and stockholders owning a majority of our issued and outstanding Common Stock approved the Charter Amendment in order to implement an increase to our authorized shares of Common Stock to 150.0 million so the Company will have sufficient authorized but unissued Common Stock to enable us to respond quickly to opportunities to raise capital in public or private offerings, consummate strategic acquisitions or debt restructurings, and provide equity compensation and incentives to employees and officers, and take advantage of other favorable opportunities that may arise to enhance our capital structure.

Other than as permitted or required under outstanding options, and other securities convertible into shares of our Common Stock, the Company has no present arrangements, agreements or understandings for the use of the additional shares proposed to be authorized. No additional action or authorization by the stockholders would be necessary prior to the issuance of any additional shares, unless required by applicable law. We reserve the right to seek a further increase in authorized shares, from time to time in the future as appropriate.

Effect on Outstanding Common Stock

The additional shares of Common Stock authorized by the Charter Amendment will have the same privileges as the shares of Common Stock currently authorized and issued. Stockholders do not have preemptive rights under our Articles of Incorporation and will not have such rights with respect to the additional authorized shares of Common Stock. The increase to our authorized shares would not affect the terms or rights of holders of existing shares of Common Stock. All outstanding shares of Common Stock will continue to have one vote per share on all matters to be voted on by our stockholders, including the election of directors.

The issuance of any additional shares of Common Stock may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of Common Stock of existing stockholders. In addition, if our Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. We expect, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder resulting from such dilution.

The Charter Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

Anti-Takeover Effects

Although the Charter Amendment is not motivated by anti-takeover concerns and is not considered by our Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, the issuance of Common Stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile takeover, tender offer or proxy contest, assumption of control by a holder of a large block of our Common Stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our Common Stock.

DISSENTER’S RIGHTS

Under the Delaware General Corporate Law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the proposed amendment to our Certificate of Incorporation and the adoption of the Charter Amendment.

AMENDMENT TO OUR AMENDED AND RESTATED 2012 EQUITY COMPENSATION PLAN

Background of Amendment

On May 4, 2016, the Company’s Board approved the Plan Amendment to increase the number of shares of Common Stock available for issuance under the Plan by 2.4 million shares, for an aggregate total of 3.0 million shares authorized thereunder (the “Plan Amendment”), subject to adjustment to take account of stock dividends, stock splits, recapitalizations and similar corporate events. The Plan became effective when it was approved by the Board, subject to approval by the Company’s stockholders.  On May 4, 2016, we received written consents approving the Plan Amendment from holders of our Common Stock holding shares equal to approximately 63.16% of our outstanding Common Stock.

The Board believes the Plan provides an important mechanism by which stock options and other stock awards may be granted to directors, employees and consultants as an incentive and to tie their interests closer to those of our stockholders. In addition, the Board believes it is important to have reserved a sufficient number of shares to support stock option grants and awards for the foreseeable future.

As of May 3, 2016, there were 600,000 shares of Common Stock issued or reserved for issuance under the terms of the Plan, which amount represents the total number of shares of Common Stock authorized for issuance under the Plan.  As a result, no shares remain available for issuance under the Plan. Without the ability to provide equity compensation, the Company may be unable to attract and retain key employees.

Summary of the Plan

The following is a summary of the material provisions of the Plan. The summary does not purport to be a complete statement of the Plan, and while references are made to the full text of the Plan, the full Plan, as amended with the proposed changes highlighted, is attached hereto for your review as Appendix B. All capitalized terms not defined herein shall have the same meaning ascribed to them within the Plan.

Purpose

The Plan is intended to enhance the Company’s ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, restricted stock units, and unrestricted stock. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof.  Stock options granted under the Plan are not intended to qualify as an incentive stock option for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Administration of the Plan

The Plan is administered by the Board, but at the Board’s discretion, administration of the plan may be delegated to the Compensation Committee of the Board of Directors, such other committee as determined by the Board of Directors, or a subcommittee consisting solely of non-employee, outside directors, as is consistent with the Company’s Bylaws and applicable law. The Board has full power and authority to take all actions and to make all determinations required or provided for under the Plan, any award or any award agreement, and has full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Board of any provision of the Plan, any award or any award agreement shall be final, binding and conclusive.

Eligibility

Awards may be granted to any employee, officer, director, or consultant of the Company, or a consultant or adviser currently providing services to the Company, as the Board shall determine and designate from time to time in its discretion. It is presently contemplated that approximately seven persons will be eligible to receive awards.

Available Shares

Prior to the Plan Amendment, their were no shares of Common Stock available for awards under the Plan. Shares of Common Stock underlying currently outstanding awards that for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full will revert to and again become available for issuance under the Plan. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise. On May 3, 2016, the market price per share of the Common Stock was $3.30 based on the previous day’s closing price of the Company’s Common Stock, as quoted on OTCBB.

Awards

The Board, in its sole discretion, designates who is eligible to receive awards, determines the form of each award, determines the number of shares of Common Stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Board deems appropriate.

The types of awards the Board will be able to grant will be:

●
Stock Options. A stock option entitles the holder to purchase shares of our Common Stock for a price that is determined when the stock option is granted, which may not be less than 100% of the Fair Market Value of our Common Stock on the date of grant. Options may be wholly or partly exercisable when they are granted, or they may become exercisable in whole or in installments at a subsequent date or dates, as established by the Board when granting the award. A stock option may require that the exercise price be paid in cash or may permit it to be paid in whole or in part with shares of our Common Stock (either previously owned shares or shares issuable upon exercise of the stock option) valued at their fair market value on the date the stock option is exercised. The Board will specify the term of each stock option when it is granted, but the term may not exceed ten years.

●
Restricted Stock. Restricted stock is shares of Common Stock that are issued to a participant (and of which the participant becomes the owner), which are subject to such restrictions as to transferability and risk of forfeiture as imposed by the Board. The restrictions may lapse separately under such circumstances such as achievement of performance goals and/or future service requirements. Except to the extent restricted under the terms of the Plan, any grantee of shares of restricted stock under the Plan are entitled to vote them and receive dividends and distributions with regard to them even before they vest. Shares of restricted stock may not be transferred or pledged until they vest, except with the approval of the Committee, and then only if the person to whom they are transferred agrees to abide by the forfeiture provisions.

●
Restricted Stock Units (“RSUs”). An RSU is a right to receive shares of stock (or equivalent value in cash) at a future date subject to the terms and conditions of the award as established by the Committee.

●	Unrestricted Stock. Unrestricted stock is freely tradable stock that does not contain a restrictive legend.

Section 162(m) of the Code  potentially limits the tax deductions the Company can take for compensation paid to certain of our named executive officers in excess of $1.0 million. Compensation that qualifies as “performance-based compensation” under Section 162(m) is not subject to this limit. Stock options may qualify as “performance-based compensation” for this purpose if the Plan meets certain requirements, including if the Plan limits the number of stock options that may be granted to a participant for a particular period of time.

The Board may amend or terminate the Plan at any time, except that any amendment or alteration to the Plan shall be contingent on the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange, provided that, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under any previously granted and outstanding award.

If any change is made in the Common Stock subject to the Plan, or subject to any award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the maximum number of securities subject to the Plan, and the maximum number of securities subject to award to any person, and the outstanding awards will be appropriately adjusted in the number of securities and price per share of Common Stock subject to such outstanding awards.

With the exception of restricted stock awards, as discussed above, no recipient (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable pursuant to an award (or exercise thereof) unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the recipient (or beneficiary).

Unless otherwise determined by the Board at the time of granting, an award granted pursuant to the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution, or to a revocable trust, and may be exercised, during the lifetime of the recipient, only by the recipient. If the Board makes an award transferable, the award will contain such additional terms and conditions as the Board deems appropriate.

Federal Income Tax Consequences

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the Plan. This summary is based on the federal income tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws or other payroll withholding taxes. The Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Stock Options. A participant generally will not have income upon the grant of a stock option. A participant generally will have compensation income and will be subject to federal income tax withholding upon the exercise of a stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant generally will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If the stock option is permitted to be exercised prior to becoming fully vested and the shares acquired at exercise are subject to a substantial risk of forfeiture, the participant generally will be treated as having received restricted stock and the tax consequences below with respect to restricted stock apply.

Restricted Stock/Restricted Stock Units. Generally, restricted stock and restricted stock units are not taxable to a participant at the time of grant, but instead is included in ordinary income (at their then fair market value) and subject to federal income tax withholding when the restrictions on the restricted stock units lapse or when the restricted stock units are settled. Upon sale of the stock, the participant generally will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the restrictions lapsed with respect to restricted stock or the day restricted stock units are settled. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. A participant may elect to recognize income on restricted stock at the time of grant, in which case the fair market value of the common stock at the time of grant is included in ordinary income and subject to federal income tax withholding and there is no further income recognition when the restrictions lapse. This election is not available with respect to restricted stock units.

Unrestricted Common Stock. Upon the issuance of unrestricted shares of Common Stock to you, the fair market value of such shares generally will constitute ordinary income to you. If you sell any shares of Common Stock acquired pursuant to the grant of such award, the difference between the amount you realized on the sale and your tax basis with respect to those shares (which, generally, will be equal to the amount of income you reported with respect to the payment of the shares of Common Stock) will be taxed as short or long-term capital gain or loss, depending on whether the one-year capital gain holding period is met.

Tax Consequences to the Company. In general, the Company will be entitled to a tax deduction for any amount included in income by a participant under the Plan, subject to the limitations of Section 162(m) of the Code to the extent applicable. As noted above, if this Proposal is approved, compensation realized from the exercise of stock options should be able to qualify as “performance-based compensation” that is not subject to the limitations of Section 162(m) of the Code.

Securities Authorized for Issuance under the Plan

The following table outlines awards issued pursuant to the Plan as of May 3, 2016:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a) and (b))

Equity compensation plans approved by security holders	747,049	$2.19	0
Equity compensation plans not approved by security holders	0	N/A	0
Total	747,049		0

Certain Interests of Directors

In considering the recommendation of our Board with respect to the approval of the material terms of the Plan, stockholders should be aware that the members of our Board have certain interests, which may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Plan. Our Board recognizes that approval of this proposal may benefit our directors and their successors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is information regarding the shares of the Company’s Common Stock which are owned on May 4, 2016 or which the person has the right to acquire within 60 days of May 4, 2016 for each director, executive officer, all directors and executive officers as a group, and each person who is the beneficial owner of more than 5% of the outstanding shares of the Company’s Common Stock.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Stock Options Exercisable within 60 days	Percentage of Shares Beneficially Owned(4)	Position
Scot Cohen	10,800,256	(2)	208,333	68.50%	Executive Chairman
David Briones			-	-	Chief Financial Officer
Stephen Brunner	166,667	(3)	21,296	1.17%	President, Operations
Glenn C. Pollack	16,709		4,237	0.13%	Director
John Wallace			4,237	.03%	Director
Fred Zeidman			4,237	.03%	Director
All Directors and Officers as a Group (6 persons)	2,440,973	(4)	242,340	15.19%

Horizon I Investments, LLC	9,997,582			62.21%	5% Owner
Fortis Property Group(6)	2,465,200	(5)		15.34%	5% Owner

(1)	Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address of the Company.

(2)
The beneficial owner is a Managing Member of (i) Iroquois Capital Management, LLC, which controls Iroquois Capital Opportunity Fund, L.P, (ii) Structure Oil Corp., and (iii) Mega Partners 1 LLC. In addition, he serves as a director of the Scot Jason Cohen Foundation, and is the managing member of Horizon I Investments, LLC (“Horizon Investments”).    As a result of these relationships, the beneficial owner may be deemed, pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to beneficially own all Common Stock directly owned by such entities. The beneficial owner has an obligation to distribute all shares of Common Stock beneficially owned by Horizon Investments to its members within 60 days of May 4, 2016, except for 1,379,250 shares of Common Stock for which the beneficial owner is entitled to receive personally.  As a result, the beneficial owner disclaims beneficial ownership of all shares of Common Stock beneficially owned by Horizon Investments, except for the 1,379,250 shares of Common Stock that will be distributed to the beneficial owner within 60 days of May 4, 2016. .

(3)
The beneficial owner has the right to receive 166,667 shares from Horizon Investments within 60 days of May 4, 2016. As a result of his relationship with Horizon Investments, he may be deemed, pursuant to Rule 13d-3 promulgated under the Exchange Act, to beneficially own these shares of the Company’s Common Stock held by Horizon I Investments; however, full voting and dispositive power over the shares of Common Stick held by Horizon I Investments has been delegated to Scot Cohen, the managing member of Horizon Investments.

(4)	Includes Stock Options exercisable within 60 days of May 4, 2016.

(5)
Fortis Property Group’s ownership interest and control over Horizon Equity Investments, LLC and Fortis Oil and Gas America LL may be deemed, pursuant to Rule 13d-3 promulgated under the Exchange Act, to beneficially own all Common Stock directly owned by such entities.

(6)	The principal business address of the beneficial owner is 45 Main Street, Suite 800, Brooklyn, New York 11201.

DISTRIBUTION AND COSTS

We will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, we will deliver a single copy of this Information Statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now delivered.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Stockholders may also address future requests regarding delivery of Information Statements and/or annual reports by contacting us at the address noted above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

APPENDIX A

STATE OF DELAWARE CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

Petro River Oil Corp., organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of Petro River Oil Corp. (the “Corporation”), adopted a proposed amendment of the Certificate of Incorporation of the Corporation to increase the authorized shares of common stock, par value $0.000001 per share, of the Corporation, declaring such amendment to be advisable.

The proposed amendment reads as follows:

Article Fourth is hereby amended by striking the first paragraph in its entirety and replacing it with the following:

The total number of shares of stock the Corporation is authorized to issue is 155,000,000 shares, consisting of 5,000,000 shares of preferred stock, par value $0.00001 per share (the "Preferred Stock"), and 150,000,000 shares of common stock, par value $0.00001 per share (the "Common Stock");

SECOND: That, pursuant to a resolution of its Board of Directors, and in accordance with Section 228 of the General Corporation Law of the State of Delaware, consents, in writing, executed by stockholders owning in excess of 50% of the issued outstanding shares of Common Stock of the Corporation, have been delivered to the Corporation, voting in favor of the amendment to the Corporation’s Certificate of Incorporation to increase the authorized shares of Common Stock as set forth herein.

THIRD: That such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That such amendment will become effective at 6:01 am, Eastern Time, on ____________.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this __th day of _________, 2016.

A-1

APPENDIX B
PETRO RIVER OIL CORP.
AMENDED AND RESTATED
2012 Equity Compensation Plan

1.    Purposes.

(a)    Eligible Stock Award Recipients.  The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b)    Available Stock Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Stock Options, (iii) Common Stock, (iv) Restricted Stock, and (v) Restricted Stock Units.

(c)    General Purpose.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    Definitions.

(a)  “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Cause” for termination of Continuous Service means there exists (i) a reasonable and good faith finding by the Company as determined by it in its sole discretion, of a material and repeated failure of the Participant to provide his or her full business time and attention to his reasonably assigned duties for the Company (including, without limitation, unexcused failure to report for work) for reasons other than the Participant’s death or disability, or the Participant's gross negligence or willful misconduct; which failure or deficiency remains uncured (if curable) for a period of thirty (30) days following written notice by the Company to the Participant which specifies the reasons for the potential cause determination; (ii) the material breach by the Participant of any of the provisions of his or her  employment agreement (if the Participant has an employment agreement with the Company) for reasons other than the Participant’s death or disability, which breach remains uncured (if curable) for a period of thirty (30) days following written notice by the Company to the Participant which specifies the reasons for the potential cause determination; (iii) the conviction of the Participant of, or the entry of a pleading of guilty or nolo contendere by the Participant to, any felony; (iv) the Participant having committed any theft, embezzlement, fraud or other intentional act of dishonesty involving the business of the Company; or (v) any adjudication in any civil suit, or written acknowledgment by the Participant in any agreement or stipulation of the commission of any theft, embezzlement, fraud or other intentional act of dishonesty involving any other person.

(d)  “Change of Control” an event or series of events resulting in the current holders of more than 50% of the Common Stock of the Company (inclusive of their affiliates) thereafter holding less than 50% of the Common Stock of the Company.

(e)  “Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(f)   “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

(g)    “Common Stock” means the common stock of the Company.

(h)    “Company” means Petro River Oil Corp, a Delaware corporation.

(i)    “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or(ii) who is a member of the Board of Directors of an Affiliate.  However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

(j)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service.  The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(k)    “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(l)    “Director” means a member of the Board of Directors of the Company.

(m)    “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(n)    “Employee” means any person employed by the Company or an Affiliate.  Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or traded on a NASDAQ Market or quoted on the Over the Counter Bulletin Board, the Fair Market Value of a share of Common Stock shall be the closing sales price (last trade) for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

 (ii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(q)  “Good Reason” means, without the written consent of the Participant, (i) a material reduction by the Company in the Participant's duties or position, (ii) a reduction of the Participant's compensation or benefits as set forth in the Company’s benefits policies as of the date hereof or in Participant’s employment agreement, (iii) the relocation of the Participant’s principal place of employment by more than 50 miles, or (iv) any material breach by the Company of the Participant’s employment agreement, if any.  Prior to a termination of Continuous Service with good reason, the Company shall have thirty (30) days to cure the deficiency or deficiencies related to the potential good reason determination.

(r)  Not used.

(s)  “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(t)   “Non-statutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)   “Option” means a  Stock Option granted pursuant to the Plan.

(w)   “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(x)   “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(y)   “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax-qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

 (z)    “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(aa)    “Plan” means this Petro River Oil Corp. 2012 Equity Compensation Plan.

(bb)   “Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock award under Section 7(b) of the Plan.

(cc)   “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one share of Common Stock, granted pursuant to Section 7(c).  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(dd)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ee)   “Securities Act” means the Securities Act of 1933, as amended.

(ff)    “Stock Award” means any equity grant under the Plan, including any grant of an Option, a Restricted Stock Unit, Common Stock, or Restricted Stock.

(gg)   “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.  In the case of a Stock Award consisting of Restricted Stock, it shall mean a written agreement between the Company and a Participant evidencing the terms and restrictions applying to an individual grant of Restricted Stock, and in the case of a Stock Award consisting of Restricted Stock Units, it shall mean a written agreement between the Company and a Participant evidencing the terms and restrictions applying to an individual grant of Restricted Stock Units.

(hh)   “Stock Award Transfer Program” means any program instituted by the Board which would permit Participants the opportunity to transfer any outstanding Stock Awards to a financial institution or other person or entity approved by the Board.

(ii)    “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.    Administration.

(a)    Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b)    Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To determine the Fair Market Value;

(ii)   To select the persons to whom Stock Awards may be granted hereunder;

(iii)  To determine the number of shares of Common Stock to be covered by each Stock Award granted hereunder;

(iv)   To approve forms of Stock Award Agreements for use under the Plan;

(v)    To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Stock Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Board will determine;

(vi)   To determine the terms and conditions of any, and to institute any, Stock Award Transfer Program in accordance with Section 10(b);

(vii)   To construe and interpret the terms of the Plan and Stock Awards granted pursuant to the Plan;

(viii)  To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(ix)   To modify or amend each Stock Award (subject to Section 13(e) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Stock Awards and to extend the maximum term of an Option (subject to Section 6(a) regarding Incentive Stock Options);

(x)    To allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 11(f);

(xi)   To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Stock Award previously granted by the Board;

(xii)   To allow a Participant to defer the receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant under a Stock Award pursuant to such procedures as the Board may determine; and

(xiii)  To make all other determinations deemed necessary or advisable for administering the Plan.

(c)    Delegation to Committee.

(i)    General.  The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii)    Committee Composition.  In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.  Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)    Effect of Board’s and/or Committee’s Decision.  All determinations, interpretations and constructions made by the Board or the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.    Shares Subject To The Plan.

(a)    Share Reserve.  Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the total number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate of [3,000,000] shares (the “Reserved Shares”).

(b)    Reversion of Shares to the Share Reserve.  Subject to the provisions of 4(a) above, if any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(c)    Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    Eligibility.

(a)    Not used.

(b)    Not used.

(c)    Consultants.

(i)    A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(ii)   A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(iii)          Rule 701 and Form S-8 generally are available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.    Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be non-statutory Stock Options at the time of grant.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)   Term.  No Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)    Not used.

(c)    Exercise Price of a Stock Option.  The exercise price of each Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, a Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d)    Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Non-statutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board (which includes a cashless exercise election).  Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).  At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary to avoid a charge to earnings for financial accounting purposes.

In the case of a cashless exercise, the following formula will be used:

If elected by the Holder, the Holder shall be entitled to receive a certificate for the number of Option Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing stock price (trade) on the Trading Day immediately preceding the date of such election;

(B) = the Exercise Price of the Option, as adjusted; and

(X) =  the number of Option Shares issuable upon exercise of the Option in accordance with the terms of the Option by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, unexercised vested Options shall be automatically exercised via cashless exercise pursuant to this Section 6(d).

(e)    Vesting.  (i)  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f)    Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates, the Optionholder (or the Optionholder’s heirs, executor or successors) may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date six (6) months following the termination of the Optionholder’s Continuous Service (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall be exercised on a cashless basis per section 6(d) or terminate.

(g)    Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Employment and/or Continuous Service would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of six (6) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(h)   Not used.

(i)    Not used.

(j)    Early Exercise.  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.

7.    Provisions of Stock Awards other than Options.

(a)    Stock Awards.  Each Stock Award Agreement with regard to Common Stock shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of Stock Award Agreements for Common Stock may change from time to time, and the terms and conditions of separate Stock Award Agreements for Common Stock need not be identical, but each Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)   Consideration.  A Stock Award of Common Stock may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii)  Vesting.  Stock Awards other than Options shall vest in accordance with the schedule determined by the Board, which shall be set forth in the applicable Stock Award Agreement.

(iii)  Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement.

(b)    Restricted Stock Awards.  Each Stock Award Agreement with regard to Restricted Stock shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of the Stock Award Agreement may change from time to time, and the terms and conditions of separate Stock Award Agreement for Restricted Stock need not be identical, but each Stock Award Agreement regarding Restricted Stock shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)   Transferability.  Except as provided in this Section 7(b) or Section 10, shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such time as the shares of Restricted Stock have vested.

(ii)  Other Restrictions.  The Board, in its sole discretion, may impose such other restrictions on shares of Restricted Stock as it may deem advisable or appropriate.

(iii)   Removal of Restrictions.  Except as otherwise provided in this Section 7(b), shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the date the shares of Restricted Stock vest or at such other time as the Board may determine.  The Board, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(iv)  Voting Rights.  During the period in which the shares of Restricted Stock are not transferable, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Board determines otherwise.

(v)   Dividends and Other Distributions.  During the period in which the shares of Restricted Stock are not transferable, Participants holding shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such shares, unless the Board provides otherwise.  If any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(vi)   Return of Restricted Stock to the Company.  On the date set forth in the Stock Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(c)    Restricted Stock Units.  Restricted Stock Units may be granted at any time and from time to time as determined by the Board.  After the Board determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in a Stock Award Agreement for Restricted Stock Units of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(i)    Vesting Criteria and Other Terms.  The Board shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Board may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Board in its discretion.

(ii)   Settlement of Restricted Stock Units.  Restricted Stock Units shall be settled within 10 business days after vesting, either by delivery to the Participant of shares of Common Stock (with appropriate Securities Act restrictive legends) or, at the election of the Company, by delivery to the Participant of a cash payment based upon the Fair Market Value of the Company’s Common Stock on the date of vesting for each Restricted Stock Unit vested.

8.    Covenants of the Company.

(a)    Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)    Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.    Use of Proceeds from Stock

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   Transferability of Awards.

(a)    General.  Unless determined otherwise by the Board, a Stock Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution, to a revocable trust, or as permitted by Rule 701, and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Board makes a Stock Award transferable, such Stock Award will contain such additional terms and conditions as the Board deems appropriate.

(b)    Stock Award Transfer Program.  Notwithstanding any contrary provision of the Plan, the Board shall have all discretion and authority to determine and implement the terms and conditions of any Stock Award Transfer Program instituted pursuant to this Section 10(b) and shall have the authority to amend the terms of any Stock Award participating, or otherwise eligible to participate in, the Stock Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Stock Award, (ii) amend or remove any provisions of the Stock Award relating to the Stock Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Stock Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Stock Award, and (v) make such other changes to the terms of such Stock Award as the Board deems necessary or appropriate in its sole discretion.

11.   Miscellaneous.

(a)    Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)    Stockholder Rights.  Except to the limited extent provided in Section 7(b), no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable pursuant to a Stock Award (or exercise thereof), unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

(c)    No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)    Not used.

(e)    Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f)    Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(g)    Information Obligation.  To the extent required by applicable state law, the Company shall deliver financial statements to Participants at least annually.  This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

12.   Adjustments upon Changes in Stock.

(a)    Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a) and the maximum number of securities subject to award to any person pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)    Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

(c)    Asset Sale, Merger, Consolidation or Reverse Merger.  In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan.  In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction.  With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction.  Notwithstanding the foregoing provisions of this paragraph, Participants shall be allowed not less than six (6) months to exercise Stock Awards so vested.

13.   Amendment of the Plan and Stock Awards.

(a)    Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

(b)    Stockholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c)    Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)    No Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)    Amendment of Stock Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14.   Termination or Suspension of the Plan.

(a)    Plan Term.  The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)    No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15.   Effective Date of Plan.

The Plan shall become effective as of the date of approval by the Board.

16.   Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan on the date indicated below.

PETRO RIVER OIL CORP.

Dated: May 4, 2016	/s/ Scot Cohen
Name: Scot Cohen
Title: Executive Chairman

Adopted By the Board of Directors on August 10, 2012
Approved By Stockholders: September 7, 2012
Amended By the Board of Directors on February 12, 2014
Approved By Stockholders: April 16, 2014
Amended by the Board of Directors on May 3, 2016
Approved by Stockholders on May 4, 2016
Termination Date: August 10, 2022